BlackRock California Municipal Income Trust PO Box 43131 Providence, RI 02940-3131 EVERY VOTE IS IMPORTANT SCAN The QR code or visit www.proxy-direct.com to vote your shares LIVE AGENT Call 1-888-686-7104 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 pm – 6 pm ET CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, sign and Mail in the enclosed Business Reply Envelope VIRTUAL MEETING The meeting will be held virtually at the following Website: https://meetnow.global/MD5P5XC on October 15, 2025 at [00:00] a.m. (Eastern Time). All votes must be received by the end of the meeting. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box of this card. Please detach at perforation before mailing. PROXY CARD BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 15, 2025 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES COMMON SHARES The undersigned hereby appoints John Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock California Municipal Income Trust, a Delaware corporation (“BFZ”), that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held on October 15, 2025, at [●] a.m. (Eastern Time) (the “Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned at the Joint Special Meeting with all powers possessed by the undersigned as if personally present at the Joint Special Meeting. The Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MD5P5XC. To attend and participate in the virtual Joint Special Meeting, enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 BFZ_34671_071025 PLEASE MARK, SIGN, DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

BlackRock California Municipal Income Trust

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on October 15, 2025. The Joint Proxy Statement/Prospectus for this meeting is available at: https://www.proxy-direct.com/blk-34671

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS VOTING "FOR" THE PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposal

	FOR	AGAINST	ABSTAIN
1a. The common shareholders and holders of Variable Rate Demand Preferred Shares ("VRDP Shares" and the holders thereof, "VRDP Holders") of BlackRock California Municipal Income Trust (the "Target Fund") are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between the Target Fund and BlackRock MuniHoldings California Quality Fund, Inc. (the "Acquiring Fund") (the "Reorganization Agreement") and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of the Target Fund's assets and the assumption by the Acquiring Fund of substantially all of the Target Fund's liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of the Target Fund, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by the Target Fund of its registration under the Investment Company Act of 1940, as amended, and the liquidation, dissolution and termination of the Target Fund in accordance with its Amended and Restated Agreement and Declaration of Trust and Delaware law (the "Reorganization").	☐	☐	☐

To transact such other business as may properly come before the Joint Special Meeting and any adjournments, postponements or delays thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx BFZ 34671 xxxxxxxx

BlackRock MuniHoldings California Quality Fund, Inc.
PO Box 43131
Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

SCAN
The QR code or visit
www.proxy-direct.com
to vote your shares

LIVE AGENT
Call 1-888-686-7104 with any questions.
Specialists can assist with voting.
Available Monday-Friday
from 9 a.m. – 11 p.m. and
Saturday 12 pm – 6 pm ET

CALL
1-800-337-3503
Follow the recorded instructions
available 24 hours

MAIL
Vote, sign and Mail in the
enclosed Business Reply Envelope

VIRTUAL MEETING
The meeting will be held virtually at the following Website: https://meetnow.global/MD5P5XC on October 15, 2025 at [00:00] a.m. (Eastern Time).
All votes must be received by the end of the meeting.
To participate in the Virtual Meeting enter the 14-digit control number from the shaded box of this card.

Please detach at perforation before mailing.

PROXY CARD

BLACKROCK MUNIHOLDINGS CALIFORNIA QUALITY FUND, INC.
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 15, 2025
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

COMMON SHARES

The undersigned hereby appoints John Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock MuniHoldings California Quality Fund, Inc., a Delaware corporation ("MUC"), that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held on October 15, 2025, at [●] a.m. (Eastern Time) (the "Joint Special Meeting"), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned at the Joint Special Meeting with all powers possessed by the undersigned as if personally present at the Joint Special Meeting. The Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MD5P5XC. To attend and participate in the virtual Joint Special Meeting, enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

MUC_34671_071025
PLEASE MARK, SIGN, DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

BlackRock MuniHoldings California Quality Fund, Inc.

**Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on October 15, 2025.
The Joint Proxy Statement/Prospectus for this meeting is available at:
https://www.proxy-direct.com/blk-34671**

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposal

	FOR	AGAINST	ABSTAIN
2. The common shareholders and holders of Variable Rate Demand Preferred Shares of BlackRock MuniHoldings California Quality Fund, Inc. (the "Acquiring Fund") are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with an Agreement and Plan of Reorganization between BlackRock California Municipal Income Trust and the Acquiring Fund.	☐	☐	☐

To transact such other business as may properly come before the Joint Special Meeting and any adjournments, postponements or delays thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx MUC 34671 xxxxxxxx